                                                                    EXHIBIT 99.1


  [LAKES LOGO]                                             NEWS RELEASE
                                                           LAKES GAMING, INC.
LAKES GAMING, INC.                                         130 CHESHIRE LANE
                                                           MINNETONKA, MN  55305
                                                           952-449-9092
                                                           952-449-9353 (FAX)
                                                           WWW.LAKESGAMING.COM
                                                           TRADED: NASDAQ "LACO"

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FOR FURTHER INFORMATION CONTACT:
Timothy J. Cope 952-449-7030
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FOR IMMEDIATE RELEASE:
Thursday, July 19, 2001

         LAKES GAMING ANNOUNCES SECOND QUARTER DILUTED EARNINGS OF $.39


MINNEAPOLIS, THURSDAY, JULY 19, 2001 - LAKES GAMING, INC. (NASDAQ "LACO") today announced results for the second quarter ended July 1, 2001. Revenues for the quarter totaled $9.6 million, compared to $10.7 million in the same quarter in the prior year. Net earnings were $4.2 million or $.39 per share, compared to a net loss of $5.3 million or $.50 per share in the comparable period in the prior year. The prior year quarter included a provision for litigation loss of $10.6 million net of tax, or $1.00 per share.

Revenues for the quarter were derived from fees related to the management of Grand Casino Coushatta. As previously announced, the existing contract with the Coushatta Tribe of Louisiana for management of Grand Casino Coushatta is due to expire on January 16, 2002 and will not be renewed. Revenue for the quarter declined approximately $1.1 million compared to the same quarter in the prior year due to a general decline in operating income at Grand Casino Coushatta. Lakes' second quarter net earnings also decreased approximately $1.1 million compared to prior year second quarter net earnings of $5.3 million before the provision for litigation loss. Selling, general and administrative expenses increased slightly during the quarter compared to the same prior year period due to costs associated with planned casino developments. In addition, in June 2001 Lakes entered into an agreement with New Horizon Kids Quest (NHKQ), pursuant to which NHKQ will acquire Lakes' interest in NHKQ. As a result of this transaction, Lakes incurred a one time write-down charge of $.7 million before tax, during the quarter.



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


Lyle Berman, Chairman of the Board, and Chief Executive Officer stated, "The Coushatta revenue for the quarter was negatively affected by the adverse weather conditions in the area including the overwhelming impact our customers suffered at the hands of tropical storm Allison. Grand Casino Coushatta however, continues to outperform the market and has in fact increased its market share in the second quarter from the first quarter of this year."

Mr. Berman continued, "Although the Coushatta contract expires in January, 2002, we are excited about our participation in five other Indian owned casino resort projects, which are currently in the development phase, including our recently announced Development and Management Agreement with the Nipmuc Nation."

Lakes Gaming, Inc. currently manages Grand Casino Coushatta, which is the largest casino resort in Louisiana, under a management contract that expires in January, 2002. The company has also entered into development and management agreements with four separate tribes for four new casino operations, one in Michigan, two in California and one with the Nipmuc Nation on the east coast. In addition, the Company has agreements for the development of one additional casino on Indian owned land in California through a joint venture with MRD Gaming, and has entered into a joint venture agreement for the development of land on the Las Vegas strip. Lakes Gaming, Inc. common shares are traded on the Nasdaq National Market under the trading symbol "LACO".



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The Private Securities Litigation Reform Act of 1995 provides a "safe harbor"
for forward-looking statements. Certain information included in this press release (as well as information included in oral statements or other written statements made or to be made by the Company) contains statements that are forward-looking, such as statements relating to plan for future expansion and other business development activities as well as other capital spending, financing sources and the effects of regulation (including gaming and tax regulation) and competition. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of the Company. These risks and uncertainties include, but are not limited to, those relating to development and construction activities, dependence on existing management, domestic or global economic conditions, activities of competitors and the presence of new or additional competition, fluctuations and changes in customer preferences and attitudes, changes in federal or state tax laws of the administration of such laws and changes in gaming laws or regulations (including the legalization of gaming in certain jurisdictions). For more information, review the Company's filings with the Securities and Exchange Commission.
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


                       LAKES GAMING, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                                               JULY 1, 2001     DECEMBER 31, 2000
-----------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets:
    Cash and cash equivalents                                                        $9,038               $10,469
    Short-term investments                                                           10,406                32,477
    Current installments of notes receivable                                         13,402                16,679
    Accounts receivable                                                               7,109                 2,373
    Deferred tax asset                                                               13,747                13,674
    Other current assets                                                              4,930                 2,383
-----------------------------------------------------------------------------------------------------------------
Total Current Assets                                                                 58,632                78,055
-----------------------------------------------------------------------------------------------------------------
Property and Equipment-Net                                                            1,880                 1,414
-----------------------------------------------------------------------------------------------------------------
Other Assets:
    Land held for development                                                        70,853                58,671
    Notes receivable-less current installments                                       51,388                35,337
    Cash and cash equivalents-restricted                                             33,210                30,270
    Investments in and notes from unconsolidated affiliates                           2,477                 3,209
    Other long-term assets                                                            5,683                 5,853
-----------------------------------------------------------------------------------------------------------------
Total Other Assets                                                                  163,611               133,340
-----------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                       $224,123              $212,809
=================================================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
    Accounts payable                                                                   $166                   $79
    Current maturities of long-term debt                                                525                   525
    Income taxes payable                                                              8,578                 5,479
    Litigation and claims accrual                                                    24,752                25,078
    Other accrued expenses                                                            4,183                 4,521
-----------------------------------------------------------------------------------------------------------------
Total Current Liabilities                                                            38,204                35,682
-----------------------------------------------------------------------------------------------------------------
Long-term Liabilities:
    Long-term debt-less current installments                                          1,325                 1,325
-----------------------------------------------------------------------------------------------------------------
Total Long-Term Liabilities                                                           1,325                 1,325
-----------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                    39,529                37,007
-----------------------------------------------------------------------------------------------------------------

COMMITMENTS AND CONTINGENCIES
Shareholders' Equity:
    Capital stock, $.01 par value; authorized 100,000 shares; 10,638 common shares issued and outstanding
    at July 1, 2001, and December 31, 2000                                              106                   106
    Additional paid-in-capital                                                      131,525               131,525
    Retained Earnings                                                                53,401                44,504
    Accumulated other comprehensive earnings (loss)                                    (438)                 (333)
-----------------------------------------------------------------------------------------------------------------
Total Shareholders' Equity                                                          184,594               175,802
-----------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                         $224,123              $212,809
=================================================================================================================


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



                       LAKES GAMING, INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                    (IN THOUSANDS, EXCEPT EARNINGS PER SHARE)


                                                                              THREE MONTHS ENDED
                                                                     ----------------------------------
                                                                     JULY 1, 2001          JULY 2, 2000
                                                                     ------------          ------------
REVENUES:
     Management fee income                                                 $9,599               $10,655

COSTS AND EXPENSES:
     Selling, general and administrative                                    2,940                 2,747
     Depreciation and amortization                                            329                   328
-------------------------------------------------------------------------------------------------------
         Total Costs and Expenses                                           3,269                 3,075
-------------------------------------------------------------------------------------------------------

EARNINGS FROM OPERATIONS                                                    6,330                 7,580
-------------------------------------------------------------------------------------------------------

OTHER INCOME (EXPENSE):
     Interest income                                                        1,599                 2,116
     Interest expense                                                         (24)                  (24)
     Equity in loss of unconsolidated affiliates                             (153)                 (397)
     Provision for litigation loss                                             --               (18,000)
     Write-down of unconsolidated affiliates                                 (666)                   --
-------------------------------------------------------------------------------------------------------
         Total other income (expense), net                                    756               (16,305)
-------------------------------------------------------------------------------------------------------

Earnings before income taxes                                                7,086                (8,725)
Provision for income taxes                                                  2,906                (3,414)
-------------------------------------------------------------------------------------------------------


NET EARNINGS                                                               $4,180               ($5,311)
=======================================================================================================

BASIC EARNINGS PER SHARE                                                    $0.39                ($0.50)
=======================================================================================================

DILUTED EARNINGS PER SHARE                                                  $0.39                ($0.50)
=======================================================================================================

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                                 10,638                10,632
DILUTIVE EFFECT OF STOCK COMPENSATION PROGRAMS                                120                    10
-------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE COMMON AND DILUTED
  SHARES OUTSTANDING                                                       10,758                10,642
=======================================================================================================



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

                       LAKES GAMING, INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                    (IN THOUSANDS, EXCEPT EARNINGS PER SHARE)


                                                                              SIX MONTHS ENDED
                                                                     ----------------------------------
                                                                     JULY 1, 2001          JULY 2, 2000
                                                                     ------------          ------------
REVENUES:
     Management fee income                                                $18,822               $41,708

COSTS AND EXPENSES:
     Selling, general and administrative                                    5,520                 4,800
     Depreciation and amortization                                            660                 2,249
-------------------------------------------------------------------------------------------------------
         Total Costs and Expenses                                           6,180                 7,049
-------------------------------------------------------------------------------------------------------

EARNINGS FROM OPERATIONS                                                   12,642                34,659
-------------------------------------------------------------------------------------------------------

OTHER INCOME (EXPENSE):
     Interest income                                                        3,414                 3,746
     Interest expense                                                         (49)                  (49)
     Equity in loss of unconsolidated affiliates                             (260)               (1,205)
     Provision for litigation loss                                             --               (18,000)
     Write-down of unconsolidated affiliates                                 (666)                   --
-------------------------------------------------------------------------------------------------------
         Total other income (expense), net                                  2,439               (15,508)
-------------------------------------------------------------------------------------------------------

Earnings before income taxes                                               15,081                19,151
Provision for income taxes                                                  6,184                 8,347
-------------------------------------------------------------------------------------------------------

NET EARNINGS                                                               $8,897               $10,804
=======================================================================================================

BASIC EARNINGS PER SHARE                                                    $0.84                 $1.02
=======================================================================================================

DILUTED EARNINGS PER SHARE                                                  $0.83                 $1.02
=======================================================================================================

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                                 10,638                10,631
DILUTIVE EFFECT OF STOCK COMPENSATION PROGRAMS                                132                     4
-------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE COMMON AND DILUTED
  SHARES OUTSTANDING                                                       10,770                10,635
=======================================================================================================



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